[LETTERHEAD OF SELLERS & ASSOCIATES, P.C.]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We hereby consent to the use of our report dated November 29, 1999, in this registration statement on Form 10-SB for Staruni Corporation.



                                                /s/ Sellers & Associates,P.C.
                                                -----------------------------
                                                Sellers & Associates, P.C.




Salt Lake City, Utah
March 22, 2000


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